ADDITION #2 TO THE
DECLARATION OF TRUST AND ACKNOWLEDGEMENT OF CONTRIBUTION

WHEREAS FIC INVESTMENTS USA CORP. (“FIC-USA”) entered into an Offer to Purchase (the “Offer”) dated November 15, 2006 with Stony Plain Estates Ltd. (“Stony Plain”) for the purchase of certain real estate property (the “Property”) located in the Province of Alberta;

AND WHEREAS FIC-USA entered into the Offer as agent on behalf of GENESIS ON THE LAKES LTD. (“Genesis”) and, pursuant to an Agency Agreement between FIC-USA and Genesis dated November 15, 2006, Genesis is the legal and beneficial owner of the property;

AND WHEREAS the parties have contributed funds to Genesis for the purpose of acquiring the Property;

AND WHEREAS the parties hereto wish to set out their respective financial condition to Genesis and their respective interest in the Property, including any profits derived from the sale or development of the Property.

AND WHEREAS in Addition #1 to the Declaration of Trust and Acknowledgement of Contribution Agreement, the Contributors were acknowledged for making the following Principal Contributions:

- $3,071,250 contributed by FIC Investments USA Corp. representing 50.3% of the Principal;
- $1,846,250 contributed by FIC Investment Ltd, representing 30.3% of the Principal;
- $591,250 contributed by WBIC Canada Ltd. representing 9.7% of the Principal; and
- $591,250 contributed by FIC S.E. Asia Fund Ltd., representing 9.7% of the Principal.

(FIC-USA, FIC, WBIC and FIC SEA are collectively referred to as the “Contributors”)

NOW THEREFORE in consideration for their respective Principal Contributions, the Contributors agree to exchange their respect Principal Contributions for class A voting, participating, no par value common shares of Genesis on the Lakes Ltd. according to the following schedule:

- FIC Investments USA Corp. – 3,071,250 class A common shares;
- FIC Investment Ltd. – 1,846,250 class A common shares;
- WBIC Canada Ltd. – 591,250 class A common shares; and
- FIC S.E. Asia Fund Ltd. – 591,250 class A common shares.

The Genesis Declaration of Trust and Acknowledgement of Contribution Agreement is hereby concluded as of the date of this document

Dated this 1st day of August 2007.

GENESIS ON THE LAKES LTD.

Per:	/s/ Signed
Authorized Signatory

FIC INVESTMENT LTD.

Per:	/s/ Earle Pasquill
Authorized Signatory

FIC INVESTMENTS USA CORP.

Per:	/s/ Earle Pasquill
Authorized Signatory

WBIC CANADA LTD.

Per:	/s/ Earle Pasquill
Authorized Signatory

FIC S.E. ASIA FUND LTD.

Per:	/s/ Earle Pasquill
Authorized Signatory